Exhibit 10.54

DECEMBER 2004 AMENDMENT TO
LOAN AND SECURITY AGREEMENT
AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS

     THIS DECEMBER 2004 AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS (the “Amendment”) is made and entered into on this ___day of December, 2004, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. (“Lender”), LOWRANCE ELECTRONICS, INC., a Delaware corporation (“Lowrance”), LEI EXTRAS, INC., a Delaware corporation (“LEI”), LOWRANCE CONTRACTS, INC., a Delaware corporation (“Lowrance Contracts”), and SEA ELECTRONICS, INC., an Oklahoma corporation (“Sea Electronics”) (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called “Borrower”).

RECITALS

     (A) Borrower, Lowrance Australia Pty Limited (“Lowrance Australia”) and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as such Loan and Security Agreement has been amended, including, without limitation, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower, (vi) that certain Sixth Amendment to Loan and Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1997, by and between Lender and Borrower, (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower, (ix) that certain Ninth Amendment to Loan and Security Agreement made and entered into as of September 14, 1998, by and between Lender and Borrower, (x) that certain Tenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed in November of 1998, by Lender and Borrower; (xi) that certain Eleventh Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed March 14, 2000, by Lender and Borrower, (xii) that certain Twelfth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed October 15, 2000, by Lender and Borrower, (xiii) that certain Thirteenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents and Limited Waiver entered into on October 19, 2001, by Lender and Borrower, (xiv) that certain letter agreement, dated

December 14, 2001, by and between Lender and Borrower, (xv) that certain Fourteenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, entered into on March 11, 2002, by Lender and Borrower, (xvi) that certain November 2002 Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, entered into on November 26, 2002, by Lender and Borrower, (xvii) that certain waiver and amendment letter agreement, dated May 29, 2003, entered into by Lender and Borrower, (xviii) that certain amendment letter agreement, dated September 10, 2003, executed by Lender and Borrower, and (xix) that certain May 2004 Amendment to Loan and Security Agreement executed by Lender and Borrower (as amended, the “Loan Agreement”).

     (B) Pursuant to the terms and conditions of this Amendment, Borrower and Lender are willing to further amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT
AND OTHER AGREEMENTS

     2.01 Amendment to Section 1.1 of the Loan Agreement; Addition of New Definitions. Effective as of December 1, 2004, the following new definitions are added to Section 1.1 of the Loan Agreement, such definitions to read in their entirety as follows and to be inserted in alphabetical order:

“Average Daily Availability – the amount obtained by adding the difference between the Borrowing Base and the aggregate unpaid principal balance of the Revolving Credit Loans owing by Borrower to Lender at the end of each day during the period in question and by dividing such sum by the number of days in such period.

Base Rate Margin – (i) for each Loan which is a Base Rate Loan and is outstanding during the period beginning on December 1, 2004, and ending on the Initial Interest Rate Adjustment Date, 0.00% per annum; and (ii) thereafter for each Loan which is a Base Rate Loan outstanding during the period beginning on an Interest Rate Adjustment Date and ending on the day preceding the subsequent Interest Rate Adjustment Date, the applicable percent per annum set forth in the pricing table below opposite the ratio of (a) the aggregate principal amount of all Money Borrowed outstanding on the calculation date of the applicable Quarterly

Compliance Certificate to (b) the EBITDA calculated for the trailing twelve calendar month period ending on the calculation date of the applicable Quarterly Compliance Certificate.

PRICING TABLE

	Ratio of Money Borrowed		Base Rate
	to EBITDA		Margin
(1)	Less than 1.00 to 1.00	(1)	0.00%

(2)	Greater than or equal to	(2)	0.00%
	1.00 to 1.00 but less than 2.00 to 1.00

(3)	Greater than or equal to	(3)	0.00%
	2.00 to 1.00 but less than 4.00 to 1.00

(4)	Equal to or greater than 4.00 to 1.00	(4)	0.25%

If Borrower shall fail to deliver a Quarterly Compliance Certificate by the date required pursuant to Section 9.1(J) of this Agreement, then effective as of the date such Quarterly Compliance Certificate becomes delinquent, the Base Rate Margin shall be conclusively presumed to equal the highest applicable Base Rate Margin specified in the pricing table set forth above, such automatic adjustment to remain in effect until the next Interest Rate Adjustment Date.

LIBOR Base Rate Margin – (i) for each Loan which is a LIBOR Loan and is outstanding during the period beginning on December 1, 2004, and ending on the Initial Interest Rate Adjustment Date, 1.75% per annum; and (ii) thereafter for each Loan which is a LIBOR Loan outstanding during the period beginning on an Interest Rate Adjustment Date and ending on the day preceding the subsequent Interest Rate Adjustment Date, the applicable percent per annum set forth in the pricing table below opposite the ratio of (a) the aggregate principal amount of all Money Borrowed outstanding on the calculation date of the applicable Quarterly Compliance Certificate to (b) the EBITDA calculated for the trailing twelve calendar month period ending on the calculation date of the applicable Quarterly Compliance Certificate.

PRICING TABLE

	Ratio of Money Borrowed		LIBOR Base
	to EBITDA		Rate Margin
(1)	Less than 1.00 to 1.00	(1)	1.75%

(2)	Greater than or equal to	(2)	2.00%
	1.00 to 1.00 but less than 2.00 to 1.00

(3)	Greater than or equal to	(3)	2.25%
	2.00 to 1.00 but less than 4.00 to 1.00

(4)	Equal to or greater than 4.00 to 1.00	(4)	2.50%

If Borrower shall fail to deliver a Quarterly Compliance Certificate by the date required pursuant to Section 9.1(J) of this Agreement, then effective as of the date such Quarterly Compliance Certificate becomes delinquent, the LIBOR Base Rate Margin shall be conclusively presumed to equal the highest applicable LIBOR Base Rate Margin specified in the pricing table set forth above, such automatic adjustment to remain in effect until the next Interest Rate Adjustment Date.

Initial Interest Rate Adjustment Date – the tenth Business Day after Lender receives the Quarterly Compliance Certificate having a calculation date of January 31, 2005.

Interest Rate Adjustment Date – the tenth Business Day after Lender receives the applicable Quarterly Compliance Certificate.

Quarterly Compliance Certificate – a Compliance Certificate required by Section 9.1(J) of the Agreement having a calculation date as of the last day of January, April, July or October, as the case may be, beginning with the Compliance Certificate having the calculation date as of January 31, 2005.”

     2.02 Amendment to Section 1.1 of the Loan Agreement; Amendment of Definition of “Fixed Charge Ratio.” Effective as of the date of execution of this Amendment, the definition of “Fixed Charge Ratio” contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Fixed Charge Ratio – for Borrower for any period means the ratio of (i) (a) EBITDA for such period, minus (b) the sum of (x) Unfinanced Capital Expenditures during such period and (y) taxes incurred during such period

(whether or not paid); to (ii) the sum of (a) Interest Expense during such period, and (b) scheduled principal payments on Borrower’s long-term Indebtedness (including, without limitation, scheduled principal amortization on Capitalized Lease Obligations) during such period. Notwithstanding the foregoing, for the purposes of calculating the Fixed Charge Ratio for any period which includes all or a portion of the period beginning August 1, 2004, and continuing through July 31, 2005, the Borrower’s Unfinanced Capital Expenditures shall be deemed to be the amount indicated below for the time period indicated below, regardless of what are Borrower’s actual Unfinanced Capital Expenditures for such period:

			Deemed Amount of
			Unfinanced Capital
	Time Period		Expenditures
(i)	August 1, 2004 through	(i)	$1,000,000
	October 31, 2004

(ii)	November 1, 2004 through	(ii)	$1,000,000
	January 31, 2005

(iii)	February 1, 2005 through	(iii)	$1,000,000
	April 30, 2005

(iv)	May 1, 2005 through	(iv)	$1,000,000”
	July 31, 2005

     2.03 Amendment to Section 1.1 of the Loan Agreement; Amendment of Definition of “Inventory Commitment Amount.” Effective as of the date of execution of this Amendment, the definition of “Inventory Commitment Amount” contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

     “Inventory Commitment Amount – $15,000,000.”

     2.04 Amendment to Section 1.1 of the Loan Agreement; Amendment of Definition of “Obligations.” Effective as of the date of execution of this Amendment, the definition of “Obligations” contained in Section 1.1 of the Loan Agreement is hereby amended by adding after the word “Lender” the phrase “or any Affiliate of Lender.”

     2.05 Amendment to Section 3.1(A) of the Loan Agreement. Effective as of December 1, 2004, Section 3.1(A) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Outstanding principal on the Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an ‘Applicable Annual Rate’): (i) each Loan which is a LIBOR Loan shall bear interest at a rate per annum equal to the applicable LIBOR Base Rate Margin above the LIBOR Base Rate and (ii) each Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the applicable Base Rate Margin above the Base Rate. Interest rate on each Base Rate Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The interest rate on each Loan shall be calculated daily, based on the actual days elapsed over a 360 day year. Further, for the purpose of computing interest, all items of payment received by Lender shall be applied by Lender (subject to final payment of all drafts and other items received in form other than immediately available funds) against the Obligations on the first Business Day after receipt. The determination of when a payment is received by Lender will be made in accordance with Section 3.6.”

     2.06 Amendment to Section 3.2 of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 3.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“3.2 Term of Agreement. Subject to Lender’s right to cease making Loans to Borrower at any time upon or after the occurrence of a Default or an Event of Default, this Agreement shall be in effect through and including December 31, 2008 (the ‘Original Term’). Notwithstanding anything herein to the contrary, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default.”

     2.07 Amendment to Section 9.2(L) of the Loan Agreement. Effective August 1, 2004, Section 9.2(L) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(L) Capital Expenditures. Make Capital Expenditures which, in the aggregate, as to Borrower and its Subsidiaries, exceed (i) $17,000,000 during Borrower’s fiscal year ending July 31, 2005, or (ii) $7,000,000 during each fiscal year of Borrower thereafter.”

     2.08 Amendment to Section 9.3 of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 9.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“9.3 Specific Financial Covenants. During the term of this Agreement and thereafter for so long as there are any Obligations, Borrower covenants that, unless otherwise consented to by Lender in writing, Borrower shall:

(A) [Intentionally Omitted]

(B) [Intentionally Omitted]”

(C) Fixed Charge Ratio. Maintain, on a Consolidated basis, a Fixed Charge Ratio of not less than 1.1 to 1.0 for the twelve calendar month period ending on the last day of each January, April, July and October (each such day being referred to herein as the ‘Quarterly Computation Date’); provided, however, if the Average Daily Availability for the two calendar month period ending on such Quarterly Computation Date is greater than $10,000,000, the Fixed Charge Ratio will not be required to be tested on such Quarterly Computation Date.

(D) [Intentionally Omitted].

(E) [Intentionally Omitted].

     2.09 No Term Loans or Equipment Loans. The parties hereto agree that there are presently no outstanding Term Loans or Equipment Loans and that hereafter Borrower shall have no right to receive any new Term Loans or Equipment Loans.

     2.10 References to Exhibit F – Patents, Trademarks, Copyrights and Licenses. Effective as of the date of execution of this Amendment, all references in the Loan Agreement to Exhibit F, which is entitled “Patents, Trademarks, Copyrights and Licenses” shall be deemed references to Exhibit F attached hereto.

     2.11 Release of Lien in Leasehold Interest and Building located in Ensenada, Mexico. Lender hereby agrees and acknowledges that it has released its Lien in the real property and building situated thereon, located in Ensenada, Mexico, and that such real estate and building shall no longer be considered to be Collateral. Notwithstanding the foregoing, Lender has not and hereby does not release its Lien in the Equipment and Inventory now or hereafter located at the Ensenada, Mexico facility.

     2.12 Amendment to Revolving Credit Notes. Effective as of the date of execution of this Amendment, each Revolving Credit Note is amended by deleting therefrom the date “December 31, 2005” and substituting therefor the date “December 31, 2008.”

     2.13 Post-Closing Covenants. Unless waived or extended in writing in Lender’s sole discretion, on or before sixty days after the date of execution of this Amendment, Borrower shall deliver to Lender, each in form and substance satisfactory to Lender, in its sole discretion:

     (i) A Seventh Amendment to Mortgage, Security Agreement, Financing Statement and Assignment of Rents, duly executed by Lowrance regarding the existing Mortgage covering Lowrance’s Tulsa, Oklahoma real property, and

     (ii) Amendments to the Trademark Assignment, the Patent Assignment and the Copyright Assignment and such other documents as shall be deemed desirable by Lender in order for Lender to have a valid first priority Lien on all intellectual property of Borrower.

The failure of Borrower to satisfy any of the covenants set forth in this Section 2.13 of this Amendment shall constitute an immediate Event of Default under the Loan Agreement.

ARTICLE III
CONDITIONS PRECEDENT

     3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

     (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; (ii) the Exhibit F to this Amendment, fully and accurately completed by Borrower; and (iii) such additional documents, instruments and information as Lender or its legal counsel may request;

     (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

     (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

ARTICLE IV
NO WAIVER

     4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower’s Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower’s charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer’s name and is duly authorized to execute this Amendment on behalf of Borrower.

ARTICLE VI
MISCELLANEOUS PROVISIONS

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan

Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender’s legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE

PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

“LENDER”

FLEET CAPITAL CORPORATION

By:

Name:

Title:

“BORROWER”

LOWRANCE ELECTRONICS, INC.

By:

Name:

Title:

LEI EXTRAS, INC.

By:

Name:

Title:

LOWRANCE CONTRACTS, INC.

By:

Name:

Title:

SEA ELECTRONICS, INC.

By:

Name:

Title:

EXHIBIT F

Patents, Trademarks, Copyrights and Licenses

[See attached]